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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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GARDENBURGER, INC.
(Exact Name of Registrant as Specified In Its Charter)

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GARDENBURGER, INC.
15615 Alton Parkway, Suite 350
Irvine, California 92618

January 30, 2004

Dear Shareholders:

        Our Annual Meeting of Shareholders will be held on Tuesday, March 2, 2004, at 10:00 a.m. Pacific Standard Time, at the DoubleTree Hotel, 90 Pacifica Avenue, Irvine, California 92618. You are invited to attend to give us an opportunity to meet you personally, to allow us to introduce to you the key management of Gardenburger and our Directors, and to answer questions you may have.

        The formal Notice of Meeting, the Proxy Statement, the proxy card and a copy of the Annual Report to Shareholders describing our operations for the fiscal year ended September 30, 2003 are enclosed.

        I hope that you will be able to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

        If you have shares in more than one name, or if your stock is registered in more than one way, you may receive multiple copies of the proxy materials. If so, please sign and return each proxy card you receive so that all of your shares may be voted. I look forward to seeing you at the Annual Meeting.

Yours for Better Health,
GARDENBURGER, INC.

Scott C. Wallace Chairman, President and Chief Executive Officer

GARDENBURGER, INC.
15615 Alton Parkway, Suite 350
Irvine, California 92618

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On March 2, 2004

To the Shareholders of Gardenburger, Inc.:

        The Annual Meeting of Shareholders of Gardenburger, Inc., an Oregon corporation, will be held on Tuesday, March 2, 2004, at 10:00 a.m. Pacific Standard Time, at the DoubleTree Hotel, 90 Pacifica Avenue, Irvine, California 92618. The purposes of the Annual Meeting will be:

  1.
  To elect seven directors to serve until the next Annual Meeting of Shareholders (holders of the Series C Convertible Preferred Stock, voting as a separate group, are entitled to elect two of the seven directors);

  2.
  To approve an amendment to our Restated Articles of Incorporation to defer the earliest date of mandatory redemption of our Series C and Series D Convertible Preferred Stock to as late as June 30, 2008; and

  3.
  To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on January 16, 2004, as the record date for determining shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only holders of record of our common stock or preferred stock at the close of business on the record date will be entitled to notice of and to vote at the meeting and any adjournment thereof.

        All shareholders are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Directors:

SCOTT C. WALLACE Chairman, President and Chief Executive Officer

Irvine, California
January 30, 2004

GARDENBURGER, INC.
15615 Alton Parkway
Irvine, California 92618

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On March 2, 2004

Solicitation and Revocation of Proxies

        This Proxy Statement and the accompanying Annual Report to Shareholders, the Notice of Annual Meeting and proxy card are being furnished to the shareholders of Gardenburger, Inc., an Oregon corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2004 Annual Meeting of Shareholders (the "Annual Meeting") to be held Tuesday, March 2, 2004, at 10:00 a.m. Pacific Standard Time, at the DoubleTree Hotel, 90 Pacifica Avenue, Irvine, California 92618, and any adjournment thereof. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders by our officers or regular employees without additional compensation for such services. All expenses associated with this solicitation will be borne by Gardenburger. In addition, we may choose to use the services of an independent proxy solicitation firm to assist with the solicitation of proxies at an estimated cost of $6,000.

        The two persons named as proxies on the enclosed proxy card, Scott C. Wallace and Robert T. Trebing, Jr., were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and, where a choice has been specified by the shareholder as provided in the proxy card, each proxy will be voted in accordance with the specification so made. Proxies submitted without specification will be voted, in accordance with the recommendation of the Board of Directors, FOR the election of each of the nominees for Directors proposed by the Board of Directors for which the holders are entitled to vote and FOR approval of the proposed amendment to our Restated Articles of Incorporation ("Restated Articles").

        A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of Gardenburger, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Secretary.

        These proxy materials and our 2003 Annual Report to Shareholders are first being mailed on or about January 30, 2004 to shareholders of record of our common stock and preferred stock on January 16, 2004. The address of our principal executive office, as well as our mailing address, is 15615 Alton Parkway, Suite 350, Irvine, California 92618.

Voting at the Meeting

        In accordance with our bylaws, the stock transfer records were compiled on January 16, 2004, the record date set by the Board of Directors for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On that date, there were 9,002,101 shares of common stock, 552,500 shares of Series C convertible preferred stock ("Series C Shares") and 97,500 shares of Series D convertible preferred stock ("Series D Shares") outstanding and entitled to vote.

        Holders of common stock outstanding on the record date are entitled to one vote per share on all matters presented for consideration by shareholders at the Annual Meeting. Holders of preferred stock outstanding on the record date are entitled to five votes per share on all matters and holders of

Series C Shares may vote as a separate voting group on the election of two additional Directors. Thus, holders of Series C Shares may cast a total of 2,762,500 votes and holders of Series D Shares may cast a total of 487,500 votes.

        If a quorum is present at the Annual Meeting: 1) the persons nominated for election as Directors who receive the greatest number of votes cast in person or by proxy for the election of Directors by the shares entitled to vote thereon will be elected Directors; and 2) the proposed amendment to our Restated Articles will be approved if (i) the votes cast in favor of the proposal by holders of our common and preferred shares voting together as a single voting group exceed the votes cast against the proposal by such voting group and (ii) a majority of our outstanding Series C Shares and Series D Shares are voted in favor of the proposal. We have received non-binding letters from the holders of over 90 percent of our outstanding Series C Shares and Series D Shares indicating that, as of the date of such letters (on or about December 29, 2003), such holders intended to vote in favor of the proposed amendment.

        Abstention from voting or nonvoting by brokers will have no effect on the election of directors or on the proposal to amend our Restated Articles. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power with respect to the matter being considered and has not received instructions from the beneficial owner.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        At the Annual Meeting, holders of shares of common stock, Series C Shares and Series D Shares, voting together, will vote to elect five Directors to our Board of Directors, and the holders of the Series C Shares will vote separately to elect two additional Directors.

        Directors are elected on an annual basis. Each elected Director will serve until the next annual meeting of shareholders and until his successor is duly elected and qualified.

Nominees for Director to be Elected by Holders of Common Stock and Preferred Stock

        The names and certain information concerning the persons to be nominated by the Board of Directors for election at the Annual Meeting are set forth below. The Board of Directors recommends voting FOR the election of each of the nominees named below. Shares represented by proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular Director or Directors has been withheld in the proxy. All nominees have consented to serve as Directors for the ensuing year.

        We have no reason to believe that any of the nominees will be unable to serve as a Director. In the event of the death or unavailability of any nominee or nominees, proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than five nominees, except that proxies representing Series C Shares may be voted for a maximum of seven nominees.

        The Board of Directors has nominated the persons named in the following table for election as Directors:

Name	Position	Age	Director Since
Charles E. Bergeron	Director	58	2003
Alexander P. Coleman	Director	36	1998
Richard L. Mazer	Director	58	1998
Scott C. Wallace	President, Chief Executive Officer and Chairman of the Board	48	2001
Paul F. Wenner	Founder and Director	56	1985

        Each of these nominees are presently serving on our board. There are no family relationships among our executive officers and directors.

        Charles E. Bergeron has been Managing Director of Fuller Trident Group—Oregon, a regional investment banking firm, located in Portland, Oregon, since April 2003. He was Chief Financial Officer of Epitope, Inc. (predecessor to OraSure Technologies, Inc.), a developer, manufacturer and marketer of oral specimen collection devices and diagnostic products, from January 1998 to December 2000 and Interim President from October 1999 to February 2000. He had previously served as Chief Financial Officer of Epitope Medical Products, a wholly-owned subsidiary of Epitope, Inc., from September 1997 to January 1998. Mr. Bergeron joined Epitope, Inc. in August 1993 as President and Chief Executive Officer of Agrimax Floral Products, Inc., then a wholly-owned subsidiary of Epitope, Inc. From 1978 to 1992, Mr. Bergeron was Senior Vice President, Finance of Freightliner Corporation, a Portland, Oregon, truck manufacturer. He holds a B.S. degree in management engineering and an M.S. degree in management science from Rensselaer Polytechnic Institute and an M.B.A. degree from Columbia University.

        Alexander P. Coleman has been Managing Investment Partner for Dresdner Kleinwort Capital LLC, a global financial investment firm and an affiliate of Dresdner Bank AG, since January 1996.

Mr. Coleman has been designated as a nominee for election as a Director pursuant to the agreement between Gardenburger and Dresdner Kleinwort Benson Private Equity Partners LP ("Dresdner") under which Dresdner acquired $15,000,000 principal amount of a Convertible Senior Subordinated Note issued by Gardenburger in March 1998. Mr. Coleman received an M.B.A. from the University of Cambridge and a B.A. in Economics from the University of Vermont. Mr. Coleman is a member of the Board of Directors of KMC Telecom, Inc.

        Richard L. Mazer has been Executive Vice President and Chief Operating Officer of Ventura Foods, LLC, a food processor, since December 1997. Mr. Mazer has been involved in the food industry for more than 15 years, including through his strategic and financial consulting company, The Mazer Group, from 1992 to 1997. Mr. Mazer is on the Board of Trustees of Food for All (formerly Food Industry Crusade Against Hunger), a charitable organization. Mr. Mazer received B.S. degrees in Economics and Management from Massachusetts Institute of Technology.

        Scott C. Wallace joined Gardenburger as President and Chief Executive Officer on January 15, 2001. Mr. Wallace also became Chairman of the Board in May 2002. Prior to joining Gardenburger, Mr. Wallace served in various positions at Mauna Loa Macadamia Nut Corporation ("Mauna Loa") since 1994, including President and Chief Executive Officer beginning in 1999, President and Chief Operating Officer from 1998 to 1999, and as President—North America Division prior to that. Before accepting a position at Mauna Loa, Mr. Wallace held a management position at E.J. Brach Corporation, a candy producer, for six years, and sales positions at Eastman Kodak Company, a manufacturer of camera equipment, and Procter and Gamble, a consumer products company. Mr. Wallace received a B.S. in Economics from San Francisco State University.

        Paul F. Wenner, presently our Chief Creative Director, founded Gardenburger in 1985 as a sole proprietorship and acted as its Vice President from the date of its incorporation until December 1989, when he became President, Chief Executive Officer and Chairman of the Board. As Chief Creative Director, Mr. Wenner provides advice regarding new product development and assistance with marketing efforts. Mr. Wenner relinquished his duties as President in 1994 and as Chairman of the Board in 1995. From 1980 through 1984, he owned and operated the Garden House Restaurant and Gourmet Cooking School, where he developed the Gardenburger® veggie patty. The school was affiliated with Mt. Hood Community College's evening educational curriculum. Mr. Wenner received two Associate of Arts degrees from Mt. Hood Community College.

Nominees for Director to be Elected by Holders of Series C Shares

        In accordance with the terms of the Series C Shares, the Board of Directors has nominated the persons named in the following table for election as Directors to be voted on by the holders of Series C Shares voting as a separate voting group:

Name	Position	Age	Director Since
Kyle A. Anderson	Director	47	1999
Kevin M. Reilly	Director	39	2003

        Kyle A. Anderson is a founding member of Rosewood Capital Associates, L.L.C., the general partner of Rosewood Capital III, L.P., a private equity investment fund focused on growth companies in the consumer and business services sectors and the owner of approximately 32% of the Series C and Series D Shares. Prior to joining Rosewood Capital Associates in 1988, Mr. Anderson was a Vice President in the mergers and acquisitions department at First Boston Corporation, an investment banking firm, for seven years. Mr. Anderson earned a B.A. from Princeton University and an M.B.A. from Columbia University. Mr. Anderson serves on the Board of Directors of Rubio's Restaurants, Inc.

        Kevin M. Reilly was appointed as a Director on December 3, 2003. Mr. Reilly has been a principal at Rosewood Capital Associates, L.L.C. since 1998. From 1994 to 1998, he served as Chief Financial Officer at HAL Investments Inc., a Dutch investment firm. From 1988 to 1994, Mr. Reilly was a Manager at Arthur Andersen & Co., a public accounting firm. Mr. Reilly earned a B.S. and an M.B.A. from the University of California at Berkeley.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors held six meetings during the fiscal year ended September 30, 2003. The Board of Directors has four standing committees: a Finance and Audit Committee, an Executive Personnel and Compensation Committee, a Stock Based Awards Committee and a Nominating and Governance Committee. In addition, during fiscal 2003, the Board of Directors formed a Special Committee to evaluate strategic initiatives. No Director, except Mr. Coleman and Mr. Wenner, attended fewer than 75 percent of the total of the Board meetings and the meetings held by all committees of the Board on which he served during the fiscal year ended September 30, 2003.

        The Board of Directors does not currently have a policy with regard to attendance of board members at our annual meeting of shareholders. All of our directors attended Gardenburger's 2003 Annual Meeting of Shareholders.

        Finance and Audit Committee During fiscal 2003, the Finance and Audit Committee (the "Audit Committee") was composed of Mr. Bergeron (beginning May 1, 2003) (Committee Chair), Mr. Coleman, Mr. Mazer and Ronald C. Kesselman, a former director who resigned his position on December 4, 2003. The Audit Committee reviews our financial and operational activities and seeks to ensure that such activities are performed in accordance with all internal and external auditing and accounting requirements. It also evaluates our relationship with our outside auditors and major financing initiatives proposed by management. The Audit Committee held six meetings in the fiscal year ended September 30, 2003.

        Executive Personnel and Compensation Committee During fiscal 2003, the Executive Personnel and Compensation Committee (the "Compensation Committee") was composed of Mr. Coleman (Committee Chair), Mr. Anderson, Mr. Kesselman and Mr. Mazer, each an outside Director. The Compensation Committee is responsible for designing and administering our executive and all other employee compensation plans, providing oversight of other compensation matters, establishing officer salaries and bonuses, monitoring the performance and outside activities of officers, and overseeing succession planning. The Compensation Committee held one meeting in the fiscal year ended September 30, 2003.

        Stock Based Awards Committee During fiscal 2003, the Stock Based Awards Committee was composed of Mr. Kesselman and Mr. Mazer, both outside Directors. The Stock Based Awards Committee is responsible for determining stock based awards under our stock based compensation plans. The Stock Based Awards Committee did not hold any meetings in the fiscal year ended September 30, 2003.

        Nominating and Governance Committee During fiscal 2003, the Nominating and Governance Committee (the "Nominating Committee") was composed of Timothy J. Burke (Committee Chair), a former director who resigned his position on December 4, 2003, Mr. Wallace and Mr. Wenner. In December 2003, the Nominating Committee was reconstituted to include Mr. Wallace (Committee Chair), Mr. Anderson, Mr. Coleman and Mr. Mazer as members. The Nominating Committee is responsible for performing the Board's annual self evaluation, monitoring director performance, locating potential candidates to fill Board vacancies, and selecting the nominees to stand for election to the Board of Directors at each annual meeting of shareholders. The Nominating Committee did not hold any meetings in the fiscal year ended September 30, 2003.

        Special Committee During fiscal 2003, the Special Committee was formed to consider and evaluate one or more potential transactions involving Gardenburger and other strategic alternatives presented by its financial advisor, including a going private transaction, and in connection therewith, to negotiate the terms on which a transaction would be approved by Gardenburger. The Special Committee was composed of Mr. Bergeron (Committee Chair), Mr. Kesselman, Mr. Mazer and Mr. Wenner. The Special Committee held twelve meetings during the fiscal year ended September 30, 2003.

        In October 2003, the Special Committee was dissolved and a Recapitalization Committee was formed to evaluate strategic alternatives regarding recapitalization of Gardenburger or extension of the maturity dates of our senior and subordinated indebtedness. The Recapitalization Committee, which was dissolved effective December 31, 2003, consisted of Messrs. Bergeron, Mazer, Wallace and Wenner.

        Additional Matters Relating to Director Nominations The charter governing operation of the Nominating Committee, which was adopted in 1998, is attached to this proxy statement as Appendix B. You can also obtain a copy of the charter by writing to us at Gardenburger, Inc., 15615 Alton Parkway, Suite 350, Irvine, California 92618, Attention Investor Relations.

        The Nominating Committee does not consider nominees recommended by shareholders. Nominees for election at the 2004 Annual Meeting of Shareholders are all currently directors. Mr. Wenner was a founder of our company. Two of our nominees are proposed and elected by holders of our Series C preferred stock under its terms and one nominee is designated for election by Dresdner under the terms of our subordinated debt. Our other nominees were originally recommended to our board by various sources, including our outside directors, advisors and other referral sources.

        Qualifications of Directors Qualifications required of individuals for consideration as a board nominee will vary according to the particular areas of expertise being sought as a complement to our existing board composition at the time of any vacancy. However, minimum qualifications include high levels of leadership experience in business, substantial knowledge about issues faced by publicly traded companies, experience in positions demonstrating expertise, including on other boards of directors, and availability and demonstrated commitment. We seek a board that possesses the background, skills, expertise, and commitment necessary to make a significant contribution to our company. The Nominating Committee will evaluate potential nominees by reviewing qualifications, considering references, conducting interviews, and reviewing such other information as committee members may deem relevant. We do not employ consultants to help us identify or screen prospective directors. Once the Nominating Committee has favorably evaluated a candidate, the candidate is referred to the full board for review. The board ultimately makes all nominations for directors to be considered and voted upon at our annual meetings.

        Director Nominations by Shareholders Our bylaws provide that nominations for election to the Board of Directors may be made only by the Board or a Board committee, or by any shareholder of record entitled to vote in the election of Directors at the meeting. A shareholder who wishes to make a nomination must give written notice, by personal delivery or mail, to the Secretary of Gardenburger. In the case of an annual meeting of shareholders, the notice must be received at our principal executive office at the address specified above not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting. In the case of our 2005 Annual Meeting, this notice must be received by us no later than January 1, 2005.

        To be effective, the notice must set forth all information required by Section 3.3 of our bylaws, including, without limitation, the name, age, business address and residence address of each person being nominated, the principal occupation, or employment of such person, the class and number of shares of capital stock beneficially owned by the person, and all other information relating to such person that is or would be required to be disclosed in a solicitation of proxies pursuant to the rules and regulations under the Securities Exchange Act of 1934. In addition, certain information must be provided about the shareholder or shareholder group making a nomination, as detailed in Section 3.3 of our bylaws. Finally, a shareholder or shareholder group making a nomination must comply with all applicable requirements of the Exchange Act, including providing a nominee's consent to being named in a proxy statement and to serve as a director if elected.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

        Shareholders may send correspondence to our Board of Directors or to any individual director at the following address: Gardenburger, Inc., Board of Directors, 15615 Alton Parkway, Suite 350 Irvine, California 92618.

        Your communications should indicate that you are a Gardenburger shareholder. Depending on the subject matter, we will either forward the communication to the Director or Directors to whom it is addressed, attempt to handle the inquiry directly, or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence marked confidential will not be opened prior to forwarding to the board or any individual director.

AUDIT COMMITTEE FINANCIAL EXPERT

        As required by the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that one member of our Audit Committee, Charles E. Bergeron, has the qualifications to be an "audit committee financial expert" as defined in the SEC's rules and regulations and also meets the standards of independence adopted by the SEC for membership on an audit committee.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors reports to the Board and is responsible for overseeing our accounting functions, our system of internal controls established by management, and the processes to assure compliance with applicable laws, regulations and internal policies. For fiscal 2003, our Audit Committee was comprised of Messrs. Coleman, Kesselman, Mazer and Bergeron (beginning May 1, 2003). Mr. Kesselman resigned from our Board of Directors effective December 4, 2003 and, therefore, has not signed this Audit Committee Report. The Audit Committee's activities are governed by a written charter adopted by the Board on April 18, 2000, a copy of which is attached as Appendix C to this proxy statement.

        Each of Messrs. Mazer and Bergeron qualify as an independent director under Nasdaq Stock Market corporate governance listing standards. Mr. Coleman is not an independent director as defined under the Nasdaq standards due to his position with Dresdner, the holder of Gardenburger's subordinated debt and to which Gardenburger made interest payments during fiscal 2003. The Board of Directors has determined that, despite the relationship between Gardenburger and Dresdner, given Mr. Coleman's expertise and abilities, it is in our best interests and the interests of our shareholders that Mr. Coleman participates as a member of the Audit Committee.

        In discharging its responsibilities, the Audit Committee and its individual members have met with management and our independent auditors, KPMG LLP, to review and discuss Gardenburger's accounting functions, the audit process and the audited financial statements for the fiscal year ended September 30, 2003. The Audit Committee discussed and reviewed with the independent auditors all matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent auditors' examination of the financial statements, the quality and adequacy of our internal controls, and issues relating to auditor independence. The Audit Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence.

        Based on its review and discussions with management and our independent auditors, the Audit Committee recommended to the Board of Directors that the audited Financial Statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2003, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Charles E. Bergeron (Committee Chair)	Richard L. Mazer
Alexander P. Coleman

PROPOSAL NO. 2
AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION

        Our Board of Directors has adopted an amendment to our Restated Articles authorizing us to defer the earliest date that the holders of our Series C Shares and Series D Shares may demand redemption of their shares. The earliest date of redemption presently specified in our Restated Articles is March 31, 2006. Under the proposed amendment, such date will be June 30, 2007, except that we, in our sole discretion, may further defer the redemption date to June 30, 2008. Our board believes that the amendment is advisable and in the best interests of our company and its shareholders and is submitting the proposed amendment to shareholders for approval at the Annual Meeting. A copy of the amendment (the "Amendment") is attached to this proxy statement as Appendix A.

        We have approved the Amendment and submitted it to our shareholders for approval as part of our efforts to extend the maturities of our obligations to our lender, subordinated debt holder and preferred shareholders. We successfully negotiated and put in place in December 2003 extensions to the maturities of our senior debt with CapitalSource Finance LLC ("CapitalSource") from December 15, 2004, to January 31, 2007, and our subordinated debt with Dresdner from March 31, 2005, to June 15, 2007. However, if we do not achieve shareholder approval of the Amendment, or take other action to defer the earliest permitted redemption date of our preferred stock, we will lose all or part of the extensions of the maturity dates of our senior and subordinated debt.

        Under the terms of the amendments governing the debt extensions, if, by April 30, 2004, we have not either (i) obtained shareholder approval of the Amendment, or (ii) exchanged all of our outstanding Series C Shares and Series D Shares for new series of preferred stock that permit the earliest date of mandatory redemption to be deferred to June 30, 2008, then the maturity date of our senior debt with CapitalSource will revert back to December 15, 2004, and the maturity date of our subordinated debt with Dresdner will revert back to March 31, 2005. However, if shareholder approval of the Amendment is not obtained, but we are able to exchange at least two-thirds of our Series C Shares and Series D Shares for new series of preferred stock that permit the earliest date of mandatory redemption to be deferred to June 30, 2008, the maturity date of our senior debt will become December 10, 2005, and the maturity date of our subordinated debt will become March 25, 2006.

        In connection with the extension of the maturities of our senior and subordinated debt, we also negotiated amendments to the financial covenants in our loan agreement with CapitalSource and note purchase agreement with Dresdner to levels that we believe we will be able to achieve and received waivers of non-compliance with our financial covenants as of September 30, 2003. The amendments to the financial covenants and waivers are not conditioned upon shareholder approval of the Amendment.

        In reaching its decision to adopt the Amendment, our Board of Directors considered the potential consequences of a failure to achieve extensions to the maturity dates of Gardenburger's senior and subordinated debt on the company and its shareholders. These consequences could include a default under our loans from CapitalSource and/or Dresdner in as little as 11 months as a result of inadequate financial resources to pay the loans when they become due. Our director Mr. Coleman is a managing director of an affiliate of Dresdner, while Messrs. Anderson and Reilly are a founding member and principal, respectively, of an affiliate of Rosewood Capital III, L.P., one of our preferred shareholders.

        To be approved by shareholders, (i) the votes cast in favor of the Amendment by our common and preferred shareholders voting together as a single voting group must exceed the votes cast opposing the proposal, and (ii) a majority of the outstanding Series C Shares and Series D Shares voting together as a separate voting group must vote in favor of the Amendment. We have received non-binding indications from holders of over 90% of our Series C Shares and Series D Shares of their intent to vote for the Amendment. Holders of our preferred shares will also vote together with our common shareholders on the Amendment and will be entitled to cast a total of 3,250,000 votes on the proposal, or 26.5% of the total votes entitled to be cast.

        If approved by shareholders at the Annual Meeting, the Amendment will be effective upon filing with the Secretary of State of the State of Oregon. We currently anticipate that the Amendment will be filed as soon as practicable following receipt of shareholder approval.

        Shareholders do not have the statutory right to dissent and receive the fair value of their shares in connection with the Amendment.

        Our Board of Directors unanimously recommends that shareholders vote FOR the Amendment to defer the earliest date that the holders of our Series C Shares and Series D Shares can demand redemption of their shares from March 31, 2006, to as late as June 30, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of December 31, 2003, certain information furnished to us with respect to beneficial ownership of our common stock and preferred stock by (i) each Director and Director nominee, (ii) the "named executive officers" (as defined under "Executive Compensation"), (iii) all persons known by us to be beneficial owners of more than 5% of our outstanding common stock or preferred stock, and (iv) all executive officers and Directors as a group.

	Amount and Nature of Beneficial Ownership(A)
Name and Address of Beneficial Owner	Shares of Common Stock(B)	Percentage of Class	Shares of Preferred Stock	Percentage of Class
Dresdner Kleinwort Benson Private Equity Partners LP(C) 75 Wall Street New York, New York 10005	2,445,574	21.7%	—	—
Alexander P. Coleman(C)	2,465,074	21.8%	—	—
Gruber & McBaine Capital Management LLC(D) 50 Osgood Place, Penthouse San Francisco, California 94133	1,866,035	19.5%	80,000	12.3%
Rosewood Capital III, L.P.(E) One Maritime Plaza, Suite 1330 San Francisco, California 94111	1,464,337	14.0%	206,000	31.7%
Kyle A. Anderson(E)	1,477,837	14.1%	206,000	31.7%
Kevin M. Reilly	—	—	—	—
Paul F. Wenner 15615 Alton Parkway, Suite 350 Irvine, California 92618	1,344,180	13.5%	—	—
Farallon Partners, L.L.C.(F) One Maritime Plaza, Suite 1325 San Francisco, California 94111	1,013,097	10.1%	142,000	21.8%
Farallon Capital Management, L.L.C.(F) One Maritime Plaza, Suite 1325 San Francisco, California 94111	369,639	3.9%	52,000	8.0%
Taunus Corporation(G) 31 West 52nd Street New York, NY 10019	936,596	9.4%	130,000	20.0%
Ultramar Capital, Ltd. 345 Park Avenue, 16th Floor New York, New York 10154	710,843	7.9%	—	—
Hedgehog Capital LLC 1117 E. Putnam Avenue #320 Riverside, Connecticut 0687	706,650	7.9%	—	—
James W. Linford(H)	252,880	2.8%	—	—
Scott C. Wallace(I)	117,451	1.3%	—	—
Lorraine Crawford	91,000	1.0%	—	—
Richard L. Mazer	62,500	*	—	—
Robert T. Trebing, Jr.	—	—	—	—
Charles E. Bergeron	—	—	—	—
All current executive officers and Directors as a group (9 persons)(J)	5,719,922	40.7%	206,000	31.7%

*
Less than one percent

(A)
Applicable percentage of ownership is based on 9,002,101 shares of common stock and 650,000 shares of preferred stock outstanding as of December 31, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"), and is based on voting and investment power with respect to shares. Shares of common stock subject to options, warrants or other convertible securities that are exercisable currently or within 60 days after December 31, 2003 are deemed outstanding for purposes of computing the percentage ownership of the person or group holding such options, warrants or convertible securities, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, to the best of our knowledge, each of the persons named above has sole voting and investment power with respect to all shares shown as being beneficially owned by them.

(B)
Includes shares of common stock subject to options exercisable within 60 days after December 31, 2003 as follows:

Name	Number of Options
Mr. Wenner	953,000
Mr. Linford	187,420
Mr. Wallace	112,500
Ms. Crawford	91,000
Mr. Coleman	19,500
Mr. Mazer	50,500
Mr. Anderson	13,500
All current executive officers and Directors as a group	1,336,420
(C)
Includes 1,729,854 shares of common stock that Dresdner has the right to acquire upon conversion of the Convertible Notes. The conversion price was $9.78 as of December 31, 2003. Also includes warrants to purchase 557,981 shares of our common stock. Mr. Coleman is an Authorized Person and Managing Investment Partner for Dresdner Kleinwort Capital, the General Partner of Dresdner. Mr. Coleman disclaims beneficial ownership of all shares owned by Dresdner.

(D)
Gruber & McBaine Capital Management, LLC ("GMCM"), has shared voting and dispositive power with respect to 1,161,510 shares of common stock. Jon D. Gruber and J. Patterson McBaine are the managers of GMCM, an investment adviser, and Thomas O. Lloyd-Butler is a member of GMCM. Mr. Gruber has sole voting and dispositive power as to 135,850 shares of common stock and Mr. McBaine has sole voting and dispositive power as to 195,000 shares of common stock. Also includes 80,000 shares of preferred stock (convertible into 500,000 shares of common stock) which GMCM and its affiliates either own or with respect to which they have voting or dispositive power and warrants to purchase 68,675 shares of common stock issued to GMCM and its affiliates.

(E)
Includes 1,287,500 shares of common stock issuable upon conversion of 206,000 shares of preferred stock and warrants to purchase 176,837 shares of common stock. Kyle A. Anderson may be deemed to be a beneficial owner of such shares based on his position as a founding member of Rosewood Capital Associates, L.L.C., the general partner of Rosewood Capital III, L.P. (together, "Rosewood"). Mr. Anderson disclaims beneficial ownership of all such shares.

(F)
Each of the entities affiliated with Farallon Partners, L.L.C. ("FPLLC") and the accounts managed by Farallon Capital Management, L.L.C. ("FCMLLC"), a registered investment adviser (together such entities and accounts, "Farallon"), that acquired shares of preferred stock holds such securities directly in its own name. In addition, two of such entities own an aggregate of 3,700 shares of common stock. FPLLC, as the general partner of certain of such entities, and FCMLLC, pursuant to investment management agreements, each may, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), be deemed to own beneficially the shares held by such entities and accounts, as well as the shares of common stock into which the shares of preferred stock are convertible. Each of FCMLLC and FPLLC, and each managing member thereof, disclaim any beneficial ownership of such shares. All of the above-mentioned entities and persons disclaim group attribution. The 142,000 and 52,000 shares of preferred stock owned by

  FPLLC and FCMLLC, respectively, are convertible into 887,500 and 325,000 shares of common stock, respectively. Also includes warrants to purchase 121,897 shares of common stock held by FPLLC and warrants for 44,639 shares of common stock held by FCMLLC. The following people have shared voting and dispositive power with respect to the Farallon shares as managing members of FPLLC and FCMLLC: Joseph F. Downes, Enrique H. Boilini, David I. Cohen, Chan R. Ding, William F. Duhamel, Charles E. Ellwein, Andrew B. Fremder, Richard B. Fried, Monica R. Landry, William F. Mellin, Stephen L. Millham, Meridee A. Moore, Rajiv A. Patel, Derek Schrier, Thomas F. Steyer and Mark C. Wehrly.

(G)
Includes 130,000 shares of preferred stock, which are currently convertible into 812,500 shares of common stock. Of the preferred stock beneficially owned, 100,000 shares (currently convertible into 625,000 shares of common stock) are owned by DB Capital Investors, L.P. and 30,000 shares (currently convertible into 187,500 shares of common stock) are owned by Castlewood Expansion Partners, L.P. Also includes warrants to purchase 85,843 shares of common stock held by DB Capital Investors, L.P. and warrants for 25,753 shares of common stock held by Castlewood Expansion Partners, L.P.

(H)
Includes 54,460 shares held in Mr. Linford's 401(k) Plan account.

(I)
Includes 4,951 shares held in Mr. Wallace's 401(k) Plan account.

(J)
Included in the shares of common stock are the shares beneficially owned by Dresdner and Rosewood. The 206,000 shares of preferred stock are held by Rosewood.

CODE OF ETHICS

        We adopted a Code of Ethics that applies to all of our employees, including our principal executive officer and our principal financial and accounting officer. We have filed a copy of our Code of Ethics as exhibit 14 to our Annual Report on Form 10-K for our fiscal year ended September 30, 2003. We will provide, free of charge to any person, a copy of our Code of Ethics. Requests should be sent to: Secretary, Gardenburger, Inc., 15615 Alton Parkway, Suite 350, Irvine, California 92618.

EXECUTIVE OFFICERS

        The following table identifies our current executive officers, the positions they hold, and the year in which they began serving in their respective capacities. Our executive officers are elected by the Board of Directors annually to hold office until their successors are elected and qualified.

Name	Age	Current Position(s) with Company	Officer Since
Scott C. Wallace	48	Chief Executive Officer, President and Chairman of the Board	2001
James W. Linford	56	Senior Vice President and Chief Operating Officer	1997
Robert T. Trebing, Jr.	54	Senior Vice President and Chief Financial Officer	2003

        For biographical information for Scott C. Wallace, see "Election of Directors" above.

        James W. Linford joined Gardenburger in March 1997 as Vice President of Supply Chain, responsible for our manufacturing operations and logistics. Upon the resignation of our Chief Executive Officer in August 2000 and until Mr. Wallace joined Gardenburger in January 2001, Mr. Linford served as Interim President and Chief Executive Officer. In January 2001, Mr. Linford was named Senior Vice President and Chief Operating Officer. He was Vice President and General Manager of CH2M Hill Food Group from 1995 to 1997, Director of Manufacturing for Ocean Spray Cranberries from 1993 to 1995 and General Manager of Operations for Ore-Ida Foods, a division of the Heinz Company, from 1987 to 1993. Mr. Linford also serves on the Board of Directors of Portland Brewing Company.

        Robert T. Trebing, Jr., C.P.A. (inactive status) joined Gardenburger in December 2003 as Senior Vice President and Chief Financial Officer. Prior to joining Gardenburger, Mr. Trebing served as Executive Vice President and Chief Financial Officer of Prandium, Inc., a company engaged in the operation of restaurants in the full-service and fast-casual segments, since April 1997. From December 2002 to February 2003, Mr. Trebing also served as the Acting President and Chief Executive Officer of Prandium, Inc. He also served as President of Chi-Chi's, Inc., Koo Koo Roo, Inc. and The Hamlet Group, Inc., all restaurant chains, since December 30, 2002. Mr. Trebing served in various other positions at Prandium, Inc., since its founding in 1986. Mr. Trebing received a B.A. from California State University at Fullerton and an M.B.A. from the University of Southern California.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table provides information for the fiscal years indicated concerning compensation earned by our Chief Executive Officer and our other executive officers whose salary and bonus during fiscal 2003 exceeded $100,000 (collectively referred to as the "named executive officers").

		Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary(A)	Bonus			Securities Underlying Options (#)	All Other Compen sation(B)
Scott C. Wallace Chief Executive Officer, President and Chairman of the Board(C)	2003 2002 2001	$270,0922 52,923 170,769	$	— 15,000 45,000		— — 150,000	$5,858 6,856 2,954
James W. Linford Senior Vice President and Chief Operating Officer(D)	2003 2002 2001	199,500 183,673 210,962		— — 191,000	(D)	— — 150,000	4,745 3,330 7,159
Lorraine Crawford(E) Former Vice President of Finance, Corporate Controller, Secretary and Treasurer	2003 2002 2001	140,673 130,721 119,173		— — —		— 50,000 110,000	1,994 1,802 1,811

(A)
Amounts shown include cash compensation earned in each respective year, including amounts deferred at the election of the named executive officer pursuant to our 401(k) Plan.

(B)
Amounts included in this column for 2003 are as follows:

Name	401(k) Matching	Life Insurance Premiums
Mr. Wallace	$4,183	$1,675
Mr. Linford	3,840	905
Ms. Crawford	1,629	365
(C)
Mr. Wallace's 2001 salary includes salary earned from January 15, 2001, the date he joined Gardenburger. Mr. Linford was Interim President and Chief Executive Officer of Gardenburger from August 2000 until January 15, 2001.

(D)
$155,000 of Mr. Linford's 2001 bonus was paid pursuant to a retention agreement entered into in 1999 under which he was entitled to receive an amount equal to his 1999 base salary if he remained an employee through December 31, 2000. The remaining $36,000 bonus for Mr. Linford, which was paid in fiscal 2002, is related to his time served as Interim President and Chief Executive Officer.

(E)
Ms. Crawford's employment with Gardenburger terminated on December 31, 2003.

Stock Options Granted

        There were no stock options granted to the named executive officers during fiscal 2003.

Option Exercises and Holdings

        The following table provides information concerning unexercised options held at September 30, 2003 with respect to the named executive officers. No named executive officers exercised any options during fiscal 2003.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options At September 30, 2003 (#)
			Value of Unexercised In-The-Money Options At September 30, 2003(A)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Scott C. Wallace	75,000	75,000	$—	$—
James W. Linford	170,753	76,667	—	—
Lorraine Crawford	79,333	96,667	—	—

(A)
Based on the market price of the underlying securities at September 30, 2003, $0.27 per share.

DIRECTOR COMPENSATION

        During fiscal 2003, three non-employee Directors, Messrs. Bergeron, Kesselman and Mazer, received fees for their participation on our Board of Directors and Committees. Mr. Bergeron received a total of $31,000 and Messrs. Kesselman and Mazer each received a total of $20,000. No other directors received compensation for their participation on the Board of Directors. All non-employee Directors are reimbursed for their expenses incurred in attending meetings of the Board of Directors.

EMPLOYMENT, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

Employment and Change in Control Agreements with Scott C. Wallace

        Gardenburger entered into an agreement with Scott C. Wallace dated January 15, 2001 and supplemented April 30, 2003, regarding the terms of his employment as President and Chief Executive Officer of Gardenburger. Pursuant to the agreement, Mr. Wallace's base salary is $240,000 per year, subject to review and adjustment by the Board of Directors in its sole discretion. Mr. Wallace is also entitled to an annual performance bonus of up to 50 percent of his base salary for meeting strategic and financial goals established by the Compensation Committee, provided that he was guaranteed a minimum bonus of $60,000 for his first year of employment, which was paid in fiscal 2002 and allocated $45,000 to fiscal 2001 and $15,000 to fiscal 2002. Mr. Wallace is also entitled to participate in our 401(k) plan, stock incentive plan and health and welfare benefit programs made available to other officers and to four weeks' paid vacation annually.

        Mr. Wallace will be entitled to severance equal to one year's base salary payable over 12 months in the event of involuntary termination other than for cause or due to death or disability. As used in Mr. Wallace's employment agreement, "cause" means (1) any fraud or dishonesty by Mr. Wallace involving Gardenburger, (2) willful misconduct or gross negligence in connection with performance of his duties, (3) his conviction for committing a felony, (4) the commission by Mr. Wallace of any act in direct competition with or materially detrimental to the best interests of Gardenburger, or (5) willful and continued failure by Mr. Wallace to substantially perform his duties after delivery of a written demand specifying the duties which have not been substantially performed.

        Finally, the agreement provides for a special bonus payable upon the completion of a sale of Gardenburger. The special bonus will be equal to one percent (1%) of the sale price up to $100 million and two percent (2%) of the portion, if any, of the sale price in excess of $100 million. Mr. Wallace has the right, in his sole discretion, to waive receipt of any portion of the special bonus if, and to the extent that, he determines that a reduction in the special bonus would give him an income tax benefit.

        Mr. Wallace is also a party to a change in control agreement, which expires December 31, 2004, provided that such agreement will automatically continue for 9 months following a change in control. Mr. Wallace's agreement provides for severance in the form of a lump-sum payment in an amount equal to his annual base salary as in effect prior to a change in control and continuation of all health and welfare benefits for a period of 12 months following termination. Mr. Wallace's benefits are in lieu of any severance payment he would otherwise be entitled to receive under his employment agreement discussed above.

        For purposes of the change in control agreement, we will have "cause" to terminate Mr. Wallace's employment in the event of his conviction for the commission of a felony, failure to substantially perform assigned duties following written warning and a 30-day cure period, intentionally or grossly negligent conduct that injures Gardenburger, self-dealing or diversion of corporate opportunities, or violation of a key company policy (in the good faith opinion of two-thirds of the Directors). Mr. Wallace may terminate employment for "good reason" if he experiences a substantial adverse change in the nature or status of his responsibilities or is assigned duties inconsistent with his position, faces a reduction in salary or benefits, is not paid salary or provided benefits when due, or is forced to relocate his principal place of employment to a location more than 35 miles from his prior place of employment.

        A "change in control" will be deemed to have occurred if:

  (a)
  any person becomes a beneficial owner, directly or indirectly, of Gardenburger's securities representing 50% or more of the then outstanding shares of common stock or combined voting power of the then outstanding voting securities (subject to certain exceptions);

  (b)
  individuals who constitute a majority of the Directors in office as of the date of an agreement (including Directors nominated by the Board to replace incumbent Directors) cease for any reason to constitute at least a majority of the Board; or

  (c)
  the shareholders of Gardenburger approve (i) a reorganization, merger or consolidation in which such shareholders will not hold at least 50% of the common stock or combined voting power of outstanding securities of the resulting entity immediately following such reorganization, merger or consolidation, or (ii) a plan of complete liquidation or dissolution of Gardenburger or an agreement for the sale of substantially all of Gardenburger's assets.

        No change in control will be deemed to have occurred as a result of any acquisition, reorganization, merger, consolidation or other transaction unless, as a result of such transaction, the subordinated debt and preferred stock outstanding as of April 30, 2003 (and as subsequently amended or modified) shall be retired for cash.

        Certain options granted to the named executive officers contain provisions that such options will immediately become exercisable as to shares not previously vested upon (i) termination of employment as a result of the optionee's death or disability or (ii) termination of employment without cause or for good reason following a change in control. Cause, good reason and change in control are defined substantially as described above.

Employment Contract and Severance Arrangement with James W. Linford

        Gardenburger entered into an employment agreement with Mr. Linford dated March 25, 1997 and amended June 25, 2001. The agreement contains a one-year non-compete clause from the date of termination of employment with Gardenburger. The agreement also provides for a special bonus payable upon the completion of a sale of Gardenburger. The special bonus will be equal to one quarter of one percent (0.25%) of the sale price up to $100 million and one half of one percent (0.5%) of the portion, if any, of the sale price in excess of $100 million.

        Mr. Linford is also a party to a severance arrangement with us. Upon involuntary termination other than for cause, Mr. Linford will receive six months' gross salary. Mr. Linford will also be provided with outplacement services at a cost of up to $12,000.

Agreement and Release with Lorraine Crawford

        Ms. Crawford's employment with us terminated effective December 31, 2003. In connection with termination of her employment, we entered into an agreement and release of claims with Ms. Crawford. Under this Agreement, Ms. Crawford will receive severance equal to nine months' gross salary, with additional salary on a month-to-month basis for up to three months (but not to exceed a total of twelve months) if she does not obtain full-time, permanent employment, and out placement services not to exceed a total cost of $5,500. All severance amounts are payable on a pro-rated basis in accordance with our regular payroll schedule. In return for benefits conferred to Ms. Crawford under the agreement, Ms. Crawford provided a comprehensive release of claims, as did Gardenburger.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal 2003, Directors who served on the Compensation Committee included Messrs. Coleman, Anderson, Kesselman and Mazer. None of these individuals is, or has been in the past, an officer or employee of Gardenburger.

        Mr. Mazer is Executive Vice President and Chief Operating Officer of Ventura Foods, LLC. Beginning in the latter part of fiscal 2001, we began purchasing barbecue sauce from Ventura Foods and, during fiscal 2003, we paid Ventura Foods $735,000 for barbecue sauce. We believe that the price paid to Ventura Foods is fair in comparison with prices that would be paid to an independent third party for similar barbecue sauce.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors approves all of the policies under which compensation is paid or awarded to our executive officers. The Board of Directors is responsible for reviewing executive officer compensation in accordance with policies approved by the Board. Executive officers who serve on the Board of Directors do not participate in decisions concerning their own compensation. Awards to executive officers under our stock incentive plans are made by the Stock Based Awards Committee.

Compensation Philosophy and Policies

        Our philosophy is to structure executive officer compensation so that it will attract, motivate and retain senior management by providing an opportunity for competitive compensation based on Gardenburger's performance. Executive officer compensation includes market competitive base salaries, performance-based bonuses, 401(k) contributions and long-term stock-based incentive opportunities in the form of options exercisable to purchase our common stock. Section 162(m) of the Internal Revenue Code places a limit on the amount of compensation that may be deducted in any year with respect to each of our named executive officers. It is the policy of the Board of Directors that, to the extent possible, compensation will be structured so that the federal income tax deduction limitations will not be exceeded.

Base Salaries

        In setting the fiscal 2003 salaries for the named executive officers, we reviewed information for companies of comparable size and industry classification. Base salaries are targeted to be in the 50th to 75th percentile of the comparison companies. Based on this target, Mr. Wallace's 2003 base salary level was initially established at $264,000 and was increased in the second quarter of fiscal 2003 to $275,000.

Performance-Based Bonuses

        We did not have an Executive Bonus Plan in fiscal 2003.

Capital Accumulation/Retirement Plans

        We offer our employees the opportunity to participate in a defined contribution retirement (401(k)) plan designed to allow employees, including executive officers, to accumulate retirement funds. The first two percent of each employee's compensation contributed to the plan is eligible for a pro-rata matching contribution.

Stock Option Awards for 2003

        Our 2001 Stock Incentive Plan provides for the issuance of stock options to officers and employees to purchase shares of our common stock. Options are granted at an exercise price equal to 100% of the fair market value of our common stock on the date of grant. Stock options are granted to aid in attracting and retaining key employees and to align the interests of key employees with those of shareholders by providing an economic incentive to maximize shareholder value. Stock options have value for employees only if the price of our stock increases above the fair market value on the date the option is granted. There were no stock options granted to the named executive officers in fiscal 2003.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

Alexander P. Coleman (Chair) Kyle A. Anderson	Richard L. Mazer

STOCK PERFORMANCE GRAPH

        The SEC requires that public companies include in their proxy statements a line-graph presentation comparing cumulative five-year shareholder returns on an indexed basis, assuming a $100 initial investment and reinvestment of dividends, of (a) Gardenburger, (b) a broad-based equity market index and (c) an industry-specific index. The broad-based market index used is the Nasdaq Stock Market Total Return Index—U.S. and the industry-specific index used is the Standard & Poors 400 Packaged Foods and Meats Index.

Gardenburger, Inc.
Nasdaq Stock Market—U.S. Index
S&P 400 Packaged Foods and Meats Index

		Indexed Returns Year Ending
Company/Index	Base Period 9/30/98
		9/30/99	9/30/00	9/30/01	9/30/02	9/30/03
Gardenburger, Inc.	$100.00	$68.10	$30.76	$3.34	$7.29	$2.37
Nasdaq U.S.	100.00	162.74	218.26	88.51	69.55	106.74
S&P Packaged Foods and Meats	100.00	91.69	85.72	108.15	120.09	139.59

INDEPENDENT PUBLIC ACCOUNTANTS

        On May 16, 2002, based on a recommendation of the Audit Committee, our Board of Directors approved the dismissal of our independent public accountants, Arthur Andersen LLP. Arthur Andersen LLP's report on our financial statements for the fiscal year ended September 30, 2001 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended September 30, 2001 and during the subsequent interim period through the date of dismissal, May 16, 2002, there were not any disagreements between us and Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, or any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

        Also on May 16, 2002, based upon a recommendation of the Audit Committee and approval of the Board of Directors, we engaged the firm of KPMG LLP to be our independent public accountants for the fiscal year ended September 30, 2002. We did not consult KPMG LLP prior to May 16, 2002 with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or concerning any disagreement or reportable event with Arthur Andersen LLP.

        We have selected KPMG LLP as our independent public accountants for the fiscal year ending September 30, 2004. A representative from KPMG LLP is expected to be present at our Annual Meeting of Shareholders in order to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

        The following fees were paid to KPMG LLP related to fiscal 2003 and 2002:

	2003	% approved by Audit Committee	2002	% approved by Audit Committee
Audit Fees	$111,500	n/a	$95,000	n/a
Audit Related Fees	—	—	—	—
Tax Fees(A)	77,000	100%	34,000	0%
All Other Fees(B)	19,000	100%	10,000	0%

	$207,500		$139,000

(A)
Consists of corporate tax compliance assistance and other tax consulting.

(B)
Consists of fees for the audit of our employee benefit plan and other miscellaneous consulting services.

        The Audit Committee has considered whether and determined that the provision of the above services is compatible with maintaining the independence of our independent public accountants.

Pre-Approval Policies

        Prior to retaining KPMG LLP to provide services, we discuss the services with the Chairman of the Audit Committee. He then reviews the request and, if he determines it necessary, he discusses the potential services with other members of the Audit Committee. The decision is then communicated back to the company and, if approved, it is formally approved at the next Audit Committee meeting.

MANAGEMENT TRANSACTIONS

        The Board of Directors has adopted a policy that any transactions between Gardenburger and its officers, Directors, employees and affiliates will be on terms no less favorable than can be obtained from unaffiliated parties. Any such transactions will be subject to the approval of a majority of the disinterested members of the Board of Directors. For the description of a transaction involving a member of our Compensation Committee during fiscal 2003, see "Compensation Committee Interlocks and Insider Participation" above.

        In November 2003, we entered into an employment agreement with Mr. Robert T. Trebing, Jr. Mr. Trebing is currently employed as Senior Vice President and Chief Financial Officer of Gardenburger, Inc. Mr. Trebing also serves as Secretary and Treasurer of Gardenburger, Inc. Pursuant to his agreement, his annual salary is $200,000. Mr. Trebing will also be eligible to participate in a performance-based bonus plan. The employment agreement also provides Mr. Trebing with a bonus upon sale of Gardenburger equal to 0.25% of the total consideration received, as defined in the agreement. Mr. Trebing's employment agreement also provides for severance benefits upon involuntary termination other than for cause equal to 12 months of salary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our Directors and executive officers and persons who own more than 10 percent of the outstanding shares of our common stock ("10 percent shareholders"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of our common stock and other equity securities. To the best of our knowledge, based solely on review of the copies of such reports furnished to us or otherwise in our files and on written representations from our Directors and executive officers, our officers, Directors and 10 percent shareholders complied with all applicable Section 16(a) filing requirements during fiscal 2003 except that Mr. Charles E. Bergeron, a Director, failed to timely file a Form 3, Initial Statement of Beneficial Ownership of Securities.

SHAREHOLDER PROPOSALS

        Any shareholder who wishes to have a proposal included in our proxy materials for our 2005 Annual Meeting must deliver the proposal to our principal executive office no later than October 2, 2004 (120 days prior to the anniversary of the mailing date of this Proxy Statement). Any such proposal must meet the informational and other requirements set forth in the SEC's rules and regulations in order to be eligible for inclusion in the proxy materials for that meeting.

        Our bylaws also provide that a shareholder may not present a matter for action at a meeting (other than matters included in the notice of the meeting) unless the shareholder has delivered written notice thereof to the Secretary not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting. In the case of our 2005 Annual Meeting, this notice must be received by us no later than January 1, 2005. The notice must include the information listed in the bylaw provision.

TRANSACTION OF OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that may come before this meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters do properly come before the meeting.

        Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted.

Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

        WE WILL PROVIDE, WITHOUT CHARGE, UPON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF OUR COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, A COPY OF OUR ANNUAL REPORT ON FORM 10-K AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR OUR FISCAL YEAR ENDED SEPTEMBER 30, 2003. WRITTEN REQUESTS SHOULD BE MAILED TO THE SECRETARY, GARDENBURGER, INC., 15615 ALTON PARKWAY, SUITE 350, IRVINE, CALIFORNIA 92618

By Order of the Board of Directors:
Scott C. Wallace
Dated: January 30, 2004	Chairman, President and Chief Executive Officer

Appendix A

AMENDMENT TO
RESTATED ARTICLES OF INCORPORATION
OF GARDENBURGER, INC.

        1.     Section 4 of the Determination of Terms of Series C Convertible Preferred Stock included as an addendum to the Restated Articles of Incorporation of Gardenburger, Inc. is hereby amended and restated in its entirety* to read as follows:

          "4.    Redemption. The shares of Series C Preferred may not be redeemed before June 30, 2007, provided the Corporation may in its sole discretion by written notice to holders of the Series C Preferred and Series D Preferred prior to June 30, 2007, extend such earliest date of redemption to June 30, 2008 (such earliest date of redemption, the "Preferred Redemption Request Date"). On or after the Preferred Redemption Request Date, the holders of a majority of shares of the Series C Preferred outstanding may request that their shares of Series C Preferred be redeemed at a price equal to $73.07 per share, plus all accumulated and unpaid dividends (including any amounts payable in connection with the payment of Junior Dividends) (the "Series C Redemption Price"); provided, however, that if at least $5,000,000 in principal amount of the Amended and Restated Convertible Senior Subordinated Notes ("Dresdner Notes") issued to Dresdner Kleinwort Benson Private Equity Partners, L.P. ("Dresdner") remain outstanding, and Dresdner and its affiliates continue to own at least a majority of the outstanding principal amount of Dresdner Notes, then the Corporation may not redeem shares of Series C Preferred without the consent of the holders of a majority of the then outstanding principal amount of Dresdner Notes, and the right of redemption provided herein is subject to the receipt of such consent. Also after the Preferred Redemption Request Date, shares of Series C Preferred shall be redeemable at the option of the Corporation, in whole but not in part, at the Series C Redemption Price; provided that (i) a registration statement covering the resale of the Common Shares issuable upon conversion of the Series C Preferred and the Series D Preferred is effective as of the date of the redemption, or is no longer required to be effective, and (ii) the closing price of the Common Shares as quoted on a national securities exchange or market is greater than or equal to 200% of the Conversion Price (as defined in Section 7) for 60 consecutive trading days prior to notice of redemption. In case the Corporation shall desire to exercise its right to redeem all of the outstanding shares of Series C Preferred, it shall give notice of such redemption to holders of such shares by first class mail to the last address as may appear in the Corporation's records not less than 30 calendar days prior to the date fixed for redemption. Each notice shall specify the redemption date and the redemption price at which shares are to be redeemed. The holders of Series C Preferred shall continue to have the conversion rights specified in Section 7 until their shares of Series C Preferred are in fact redeemed. Any shares of Series C Preferred redeemed pursuant to this Section 4 shall be redeemed subject to the right of shares of Series D Preferred to participate pari passu in such redemption, the right of redemption of such shares being equal. Any partial redemption of shares of Series C Preferred shall be conducted pro rata among the series. Any shares that are redeemed or otherwise acquired by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock without designation as to series, and may thereafter be issued, but not as shares of the Series C Preferred."

* New language in italics

A-1

        2.     Section 4 of the Determination of Terms of Series D Convertible Preferred Stock included as an addendum to the Restated Articles of Incorporation of Gardenburger, Inc. is hereby amended and restated in its entirety* to read as follows:

          "4.    Redemption. The shares of Series D Preferred may not be redeemed before the Preferred Redemption Request Date. On or after the Preferred Redemption Request Date, the holders of a majority of shares of the Series D Preferred outstanding may request that their shares of Series D Preferred be redeemed at a price equal to $73.07 per share, plus all accumulated and unpaid dividends (including any amounts payable in connection with the payment of Junior Dividends) (the "Series D Redemption Price"); provided, however, that if at least $5,000,000 in principal amount of the Amended and Restated Convertible Senior Subordinated Notes ("Dresdner Notes") issued to Dresdner Kleinwort Benson Private Equity Partners, L.P. ("Dresdner") remain outstanding, and Dresdner and its affiliates continue to own at least a majority of the outstanding principal amount of Dresdner Notes, then the Corporation may not redeem shares of Series D Preferred without the consent of the holders of a majority of the then outstanding principal amount of Dresdner Notes, and the right of redemption provided herein is subject to the receipt of such consent. Also after the Preferred Redemption Request Date, shares of Series D Preferred shall be redeemable at the option of the Corporation, in whole but not in part, at the Series D Redemption Price; provided that (i) a registration statement covering the resale of the Common Shares issuable upon conversion of the Series C Preferred and the Series D Preferred is effective as of the date of the redemption, or is no longer required to be effective, and (ii) the closing price of the Common Shares as quoted on a national securities exchange or market is greater than or equal to 200% of the Conversion Price (as defined in Section 7) for 60 consecutive trading days prior to notice of redemption. In case the Corporation shall desire to exercise its right to redeem all of the outstanding shares of Series D Preferred, it shall give notice of such redemption to holders of such shares by first class mail to the last address as may appear in the Corporation's records not less than 30 calendar days prior to the date fixed for redemption. Each notice shall specify the redemption date and the redemption price at which shares are to be redeemed. The holders of Series D Preferred shall continue to have the conversion rights specified in Section 7 until their shares of Series D Preferred are in fact redeemed. Any shares of Series D Preferred redeemed pursuant to this Section 4 shall be redeemed subject to the right of shares of Series C Preferred to participate pari passu in such redemption, the right of redemption of such shares being equal. Any partial redemption of shares of Series D Preferred shall be conducted pro rata among the series. Any shares that are redeemed or otherwise acquired by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock without designation as to series, and may thereafter be issued, but not as shares of the Series D Preferred."

* New language in italics

A-2

APPENDIX B

Gardenburger, Inc.
Nominating and Governance Committee Charter

        The Nominating and Governance Committee, appointed by the Chairman of the Board with the concurrence of the Board of Directors, is composed of three or more outside directors.

        The Committee oversees Board organization matters, with particular attention to the selection of new directors and the assessment of board and director performance.

Meetings

        The Nominating and Governance Committee meets at least two times a year, usually in conjunction with regular Board meetings.

Duties

        The duties of the Nominating and Governance Committee include the following:

  •
  Annually review the performance of the Board against the Board's stated objectives and governance best practices.

  •
  Recommend annual objectives for the Board in the context of the Company's strategic plan.

  •
  Monitor performance of individual directors and recommend action by the Board as appropriate.

  •
  Nominate candidates for election as directors of the Company.

Reports

        The Nominating and Governance Committee submits reports on significant items to the Board following each meeting.

B-1

APPENDIX C

GARDENBURGER, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER
APRIL 2000

I.     OVERALL PURPOSE

        The primary purpose of the Audit Committee is to assist the Board of Directors in achieving its oversight responsibilities in the following areas:

  •
  Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

  •
  Overseeing that management has established and maintained processes to assure that an adequate system of internal control over key business risks is functioning within the Company;

  •
  Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policies.

II.    COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

        The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and will serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

        The Committee shall meet at least quarterly, prior to the Company's release of earnings for the preceding quarter. In addition to the Committee members, Company management and the independent accountants will attend these quarterly meetings. The agenda for the quarterly meetings shall include, at a minimum, a review of the Company's financial results and an executive session with the independent accountants. The Committee will include other agenda topics which, in its opinion, are necessary to executing its responsibilities under this charter. The Committee may meet more frequently as circumstances dictate.

IV.    ACTIVITIES

        In fulfilling its overall purpose, the audit committee shall annually schedule and carry out the following activities. The five broad areas of activities include:

  •
  General

  •
  Reporting

  •
  Independent Accountants

  •
  Key Risks and Controls

  •
  Ethical and Legal Standards

Area: GENERAL

1.
Determine that each Committee member is independent and free from any relationships that would interfere with the exercise of his or her judgment as a member of the Committee. Definition of independence would exclude directors who:

•
Have been employed by the corporation during the past three years,

•
Accept compensation in excess of $60,000 from the Company, or any of its affiliates during the previous fiscal year other than for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation,

•
Are members of the immediate family of any executive officer employed during the past three years,

•
Are executives of other corporations where any of the corporations executives serves on the compensation committee

•
Is a partner in, a controlling shareholder or executive officer of any for-profit business organization to which the corporation made or received payments in any of the past three years that exceed 5% of the company's or business organizations consolidated gross revenues for that year, or $200,000, whichever is greater. Payments resulting solely from investments in the company's securities need not be considered for this purpose.

2.
Determine that all Committee members are "financially literate" and at least one member has financial management experience, as defined by the full board.

3.
Review and update this Charter periodically, at least annually, as conditions dictate. Full board approval is required for adoption and significant changes to the charter.

4.
Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each meeting with the full Board of Directors.

5.
The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

Area: REPORTING

1.
Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

2.
Review with management and the Company's independent public accountants the applicability and impact of any new pronouncements issued by FASB or other applicable regulatory agencies.

3.
Disclose in the annual proxy statement whether the Committee has satisfied its responsibilities in compliance with this charter. Specifically, the report would require audit committees to state that they have reviewed and discussed the financial statements with management, discussed the items required by SAS 61 (including the quality of reporting) with independent auditors, and indicate that the audit committee has received the written report from auditors required by ISB 1 regarding auditors' independence. Finally, the report would require audit committee's to recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for filing with the Commission.

4.
Publish the written charter in the annual report at least every three years or in the next proxy statement after a significant amendment.

5.
Meet with (telephonic or in person) financial management and the independent accountants following the completion of the independent accountants SAS #71 interim financial review and prior to the form 10Q filing/release of earnings.

Area: INDEPENDENT ACCOUNTANTS

1.
Review and approve the selection of the independent accountants. It should be clear to the independent accountants that they are ultimately accountable to the board of directors and the audit committee as representatives of the shareholders

2.
Review with the independent accountants the scope of their examinations of the books and records of the Company and its subsidiaries and direct the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

3.
On an annual basis, receive a formal written statement from the independent auditors as to all significant relationships the accountants have with the Company to determine the accountants' independence.

4.
Review with management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

5.
Review with management and the independent accountants at the completion of their audit:

•
The existence of any fraud or illegal acts that the auditor may have become aware of;

•
Any significant deficiencies in the design or operation of internal controls noted during the audit;

•
Selection of and changes in significant accounting policies or their application;

•
Process used by management in making significant accounting judgments or estimates

•
Significant audit adjustments

•
Review by the auditors of other information in the audited financial statements.

•
Disagreements with management

•
Consultation, if any, with other auditors on significant accounting matters

•
Serious difficulties encountered during the audit

6.
Consider recommendations from the independent accountants and internal auditors regarding internal controls, information technology controls and security and other matters relating to the Company and its subsidiaries and reviewing the correction of controls or processes deemed to be needing improvement.

7.
Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

Area: KEY RISKS AND CONTROLS

1.
Inquire of management, the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks.

2.
Review accounting and financial human resources and succession planning.

Area: ETHICAL AND LEGAL STANDARDS

1.
Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

2.
Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

3.
Review and approve updates periodically to the Corporations Code of Conduct and ensure that management has established a system to enforce this Code.

4.
Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

You are cordially invited to attend the
Annual Meeting of Shareholders of
GARDENBURGER, INC.
To be held
Tuesday, March 2, 2004
10:00 a.m. Pacific Standard Time,
DoubleTree Hotel
90 Pacifica Avenue
Irvine, California 92618

DETACH IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Proxy Solicited on Behalf of the Board of Directors
for the 2004 Annual Meeting of Shareholders

The undersigned hereby appoints Scott C. Wallace and Robert T. Trebing, Jr. as proxies, each with power to act alone and with full power of substitution, to vote all of the shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Gardenburger, Inc. to be held on March 2, 2004, at 10:00 a.m. Pacific Standard Time and any adjournments thereof, with all the powers that the undersigned would possess if personally present.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

(Continued and to be signed on reverse side)

GARDENBURGER, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

/x/	Please mark votes as in this example

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE ITEMS BELOW, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

The Board of Directors unanimously recommends a vote FOR each of the nominees listed below and FOR the proposed Amendment to our Restated Articles of Incorporation.

			FOR	WITHHELD
1.	Election of Directors (Check only one box)		☐	☐
	NOMINEES:	Charles E. Bergeron, Alexander P. Coleman, Richard L. Mazer, Scott C. Wallace, Paul F. Wenner
	☐	For all nominees except as written above
2.	To Approve an Amendment to our Restated Articles of Incorporation.
	FOR	AGAINST
	☐	☐
In their discretion, the Proxies are authorized to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.
The undersigned acknowledges receipt of the 2004 Notice of Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for said meeting.
	SIGNATURE(S)				DATE	, 2004

NOTE: Please sign exactly as name appears above. Joint owners each should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.

You are cordially invited to attend the
Annual Meeting of Shareholders of
GARDENBURGER, INC.
To be held
Tuesday, March 2, 2004
10:00 a.m. Pacific Standard Time,
DoubleTree Hotel
90 Pacifica Avenue
Irvine, California 92618

TO THE HOLDERS OF SERIES C CONVERTIBLE PREFERRED STOCK

Proxy Solicited on Behalf of the Board of Directors
for the 2004 Annual Meeting of Shareholders

The undersigned hereby appoints Scott C. Wallace and Robert T. Trebing, Jr. as proxies, each with power to act alone and with full power of substitution, to vote all of the shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Gardenburger, Inc. to be held on March 2, 2004, at 10:00 a.m. Pacific Standard Time and any adjournments thereof, with all the powers that the undersigned would possess if personally present.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY TO:

Robert T. Trebing, Jr.
Gardenburger, Inc.
15615 Alton Parkway, Suite 350
Irvine, California 92618

/x/	Please mark votes as in this example

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE ITEMS BELOW, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

The Board of Directors unanimously recommends a vote FOR each of the nominees listed below and FOR the proposed Amendment to our Restated Articles of Incorporation.

			FOR	WITHHELD
1.	Election of Directors (Check only one box)		☐	☐
	NOMINEES:	Kyle A. Anderson, Charles E. Bergeron, Alexander P. Coleman, Richard L. Mazer, Kevin M. Reilly, Scott C. Wallace, Paul F. Wenner
	☐	For all nominees except as written above
2.	To Approve an Amendment to our Restated Articles of Incorporation.
	FOR	AGAINST
	☐	☐
In their discretion, the Proxies are authorized to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.
The undersigned acknowledges receipt of the 2004 Notice of Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for said meeting.
	SIGNATURE(S)				DATE	, 2004

NUMBER OF SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK HELD:

NOTE: Please sign exactly as name appears above. Joint owners each should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.

You are cordially invited to attend the
Annual Meeting of Shareholders of
GARDENBURGER, INC.
To be held
Tuesday, March 2, 2004
10:00 a.m. Pacific Standard Time,
DoubleTree Hotel
90 Pacifica Avenue
Irvine, California 92618

TO THE HOLDERS OF SERIES D CONVERTIBLE PREFERRED STOCK

Proxy Solicited on Behalf of the Board of Directors
for the 2004 Annual Meeting of Shareholders

The undersigned hereby appoints Scott C. Wallace and Robert T. Trebing, Jr. as proxies, each with power to act alone and with full power of substitution, to vote all of the shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Gardenburger, Inc. to be held on March 2, 2004, at 10:00 a.m. Pacific Standard Time and any adjournments thereof, with all the powers that the undersigned would possess if personally present.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY TO:

Robert T. Trebing, Jr.
Gardenburger, Inc.
15615 Alton Parkway, Suite 350
Irvine, California 92618

/x/	Please mark votes as in this example

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE ITEMS BELOW, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

The Board of Directors unanimously recommends a vote FOR each of the nominees listed below and FOR the proposed Amendment to our Restated Articles of Incorporation.

			FOR	WITHHELD
1.	Election of Directors (Check only one box)		☐	☐
	NOMINEES:	Charles E. Bergeron, Alexander P. Coleman, Richard L. Mazer, Scott C. Wallace, Paul F. Wenner
	☐	For all nominees except as written above
2.	To Approve an Amendment to our Restated Articles of Incorporation.
	FOR	AGAINST
	☐	☐
In their discretion, the Proxies are authorized to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.
The undersigned acknowledges receipt of the 2004 Notice of Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for said meeting.
	SIGNATURE(S)				DATE	, 2004

NUMBER OF SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK HELD:

NOTE: Please sign exactly as name appears above. Joint owners each should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.

QuickLinks

SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held On March 2, 2004
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS To Be Held On March 2, 2004
PROPOSAL NO. 1 ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
AUDIT COMMITTEE FINANCIAL EXPERT
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2 AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CODE OF ETHICS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
EMPLOYMENT, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
INDEPENDENT PUBLIC ACCOUNTANTS
MANAGEMENT TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
TRANSACTION OF OTHER BUSINESS
AMENDMENT TO RESTATED ARTICLES OF INCORPORATION OF GARDENBURGER, INC.
Gardenburger, Inc. Nominating and Governance Committee Charter
GARDENBURGER, INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER APRIL 2000